                       SUBSEQUENT CLOSING PURCHASE AGREEMENT
                                (FRIENDS AND FAMILY)


     THIS SUBSEQUENT CLOSING PURCHASE AGREEMENT is made as of December 23, 1997 by and between Rhythms NetConnections Inc., a Delaware corporation (the "Company") and the investors listed on SCHEDULE A hereto each of which is referred to as an "Investor."


                                      RECITALS

          A. The Company and certain investors are parties to that certain Series A Preferred Stock Purchase Agreement dated July 3, 1997 (the "Purchase Agreement") pursuant to which shares of Series A Preferred Stock were allocated to the "Friends and Family" investors approved by the Board of Directors.


          B. The Company has approved the Investors for such allocation and desires to have the Investors purchase 210,000 shares of Series A Preferred Stock, and the Investors desire to make such investment.


     THE PARTIES HEREBY AGREE AS FOLLOWS:


          1. SALE AND ISSUANCE OF SERIES A PREFERRED STOCK. Each Investor agrees, severally, to purchase from the Company, and the Company agrees to sell and issue to each Investor that the number of shares of Series A Preferred Stock and in the aggregate principal amounts as set forth opposite each Investor's name on SCHEDULE A hereto at the purchase price set forth thereon.


          2. SUBSEQUENT CLOSING. Such purchase and sale shall take place on December 23, 1997 at 10:00 a.m., at the offices of Brobeck, Phleger & Harrison LLP, 550 West "C" Street, Suite 1200, San Diego, California, or at such time and place as the Company and a majority in interest of the Investors agree (the "Subsequent Closing"). At the Subsequent Closing, the Company will deliver to each Investor a certificate representing the Series A Preferred Stock which such Investor is purchasing. At the Subsequent Closing, each Investor will deliver to the Company payment of the purchase price as set forth on SCHEDULE A. Such purchase shall be payable by Investor either by delivery to Company by Investor of a check in the amount of the purchase price payable to the Company's order or by wire transfer of funds in such amount to the Company's designated bank account.

          3. COMPANY REPRESENTATIONS. Except as set forth on the Schedule of Exceptions, which exceptions shall be deemed to be representations and warranties as if made hereunder, as of the Subsequent Closing Date the Company makes the representations and warranties to each Investor set forth in Section 2 of the Purchase Agreement.

          4. INVESTOR REPRESENTATIONS. As of the Subsequent Closing Date, each Investor makes the representations and warranties to the Company set forth in Section 3 of the Purchase Agreement, which are hereby incorporated by reference.


          5. RIGHTS OF SHARES. This Subsequent Closing shall be deemed to have been made under the Purchase Agreement, and the shares of Series A Preferred Stock purchased hereunder shall receive the same rights and be subject to the same obligations under the Purchase Agreement and that certain Investors' Rights Agreement dated July 3, 1997, as the shares of the Series A Preferred Stock purchased under the Purchase Agreement, except as expressly set forth in such agreements.


          6. REPRESENTATION. By executing this Agreement, each Investor acknowledges and agrees that Brobeck, Phleger & Harrison LLP represents the Company solely and that such Investor has had an opportunity to consult with its own attorney in connection with this Agreement.


          7. MISCELLANEOUS. Unless otherwise defined herein, capitalized terms have the meaning ascribed to them in the Purchase Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.








                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              RHYTHMS NETCONNECTIONS INC., a Delaware
                              corporation

                              By: /s/ Catherine M. Hapka
                                  ----------------------------------------------
                                   Catherine Hapka, President

                    Address:  7737 South Revere Parkway
                              Englewood, Colorado 80112-3931


                              INVESTORS:

                              BLUMENFELD & COHEN

                              By: /s/ Jeff Blumenfeld
                                  ----------------------------------------------
                              Its: Partner
                                   ---------------------------------------------

                    Address:  1615 M Street, N.W., Suite 700
                              Washington, D.C. 20036


                              /s/ Eileen Shapiro
                              --------------------------------------------------
                              Eileen Shapiro

                    Address:  987 Memorial Drive, Apt. 672
                              Cambridge, MA 02138


                              /s/ Joel Portugal
                              --------------------------------------------------
                              Joel Portugal

                    Address:  30 East 72nd Street
                              New York, NY 10021



              [SIGNATURE PAGE TO SUBSEQUENT CLOSING PURCHASE AGREEMENT]

                              /s/ John H. Ware
                              --------------------------------------------------
                              John H. Ware

                    Address:  c/o Spencer Stuart
                              3000 Sand Hill Road
                              Bldg. 2, Suite 175
                              Menlo Park, California 94025


                              /s/ Brad A. Stirn
                              --------------------------------------------------
                              Brad A. Stirn

                    Address:  c/o Spencer Stuart
                              3000 Sand Hill Road
                              Bldg. 2, Suite 175
                              Menlo Park, California 94025


                              /s/ Stephen R. Strain
                              --------------------------------------------------
                              Stephen R. Strain

                    Address:  c/o Spencer Stuart
                              3000 Sand Hill Road
                              Bldg. 2, Suite 175
                              Menlo Park, California 94025


                              /s/ Richard S. Gostyla
                              --------------------------------------------------
                              Richard S. Gostyla

                    Address:  c/o Spencer Stuart
                              3000 Sand Hill Road
                              Bldg. 2, Suite 175
                              Menlo Park, California 94025


                              /s/ Nayla Rizk
                              --------------------------------------------------
                              Nayla M. Rizk

                    Address:  c/o Spencer Stuart
                              3000 Sand Hill Road
                              Bldg. 2, Suite 175
                              Menlo Park, California 94025


              [SIGNATURE PAGE TO SUBSEQUENT CLOSING PURCHASE AGREEMENT]

                              /s/ Jane E. Carmera
                              --------------------------------------------------
                              Jane E. Carmena

                    Address:  c/o Spencer Stuart
                              3000 Sand Hill Road
                              Bldg. 2, Suite 175
                              Menlo Park, California 94025


                              /s/ Jeff Blumenfeld
                              --------------------------------------------------
                              Jeff Blumenfeld

                    Address:  1615 M Street, N.W., Suite 700
                              Washington, D.C. 20036


                              BROBECK, PHLEGER & HARRISON LLP


                              By: /s/ Craig S. Andrews
                                  ----------------------------------------------

                              Its: General Partner
                                   ---------------------------------------------

                    Address:  Spear Street Tower
                              One Market Street
                              San Francisco, California 94104


                              /s/ Craig S. Andrews
                              --------------------------------------------------
                              Craig S. Andrews

                    Address:  Brobeck, Phleger & Harrison LLP
                              550 West "C" Street, Suite 1300
                              San Diego, California 92101

                              --------------------------------------------------
                              John A. Denniston

                    Address:  Brobeck, Phleger & Harrison LLP
                              550 West "C" Street, Suite 1300
                              San Diego, California 92101


              [SIGNATURE PAGE TO SUBSEQUENT CLOSING PURCHASE AGREEMENT]

                              UMB AS TRUSTEE FOR BROBECK, PHLEGER & HARRISON RETIREMENT SAVINGS TRUST FBO JOHN A. DENNISTON


                              By: /s/ (illegible)
                                  ----------------------------------------------

                              Its: Assistant Vice President
                                   ---------------------------------------------

                    Address:  1010 Grand Avenue
                              Kansas City, MO 64106


                              /s/ Martin C. Nichols
                              --------------------------------------------------
                              Martin C. Nichols

                    Address:  Brobeck, Phleger & Harrison LLP
                              550 West "C" Street, Suite 1300
                              San Diego, California 92101




              [SIGNATURE PAGE TO SUBSEQUENT CLOSING PURCHASE AGREEMENT]

                              /s/ Glenn B. Manishin
                              --------------------------------------------------
                              Glenn B. Manishin

                    Address:  c/o Blumenfeld & Cohen
                              1615 M Street, N.W., Suite 700
                              Washington, D.C. 20036


                              /s/ Gary M. Cohen
                              --------------------------------------------------
                              Gary M. Cohen

                    Address:  c/o Blumenfeld & Cohen
                              1615 M Street, N.W., Suite 700
                              Washington, D.C. 20036





             [SIGNATURE PAGE TO SUBSEQUENT CLOSING PURCHASE AGREEMENT]

                                     SCHEDULE A

            SUBSEQUENT FRIENDS AND FAMILY CLOSING SCHEDULE OF INVESTORS



                  Name                    Number of Shares     Purchase Price
------------------------------------   ---------------------  -----------------
 Blumenfeld & Cohen Group

   Glenn B. Manishin                           15,000              $ 15,000

   Gary M. Cohen                               49,167              $ 49,167

   Jeffrey Blumenfeld                          20,833              $ 20,833

 Eileen Shapiro                                10,000              $ 10,000

 Joel Portugal                                 10,000              $ 10,000

 Spencer Stuart Group

    John H. Ware                                3,334              $  3,334

    Brad A. Stirn                               3,333              $  3,333

    Stephen R. Strain                           3,333              $  3,333

    Richard S. Gostyla                          3,333              $  3,333

    Nayla M. Rizk                               3,333              $  3,333

    Jane E. Carmena                             3,334              $  3,334

 Jeff Blumenfeld                               55,000              $ 55,000

 Brobeck Group

    Brobeck, Phleger & Harrison LLP             7,500              $  7,500

    Craig S. Andrews                            7,500              $  7,500

    UMB as Trustee for Brobeck, Phleger         7,500              $  7,500
    & Harrison Retirement Savings Trust
    FBO John A. Denniston

    Martin C. Nichols                           7,500              $  7,500

                TOTAL:                        210,000              $210,000
                                              -------              --------
                                              -------              --------